                                                                    EXHIBIT 3.87

                            ARTICLES OF INCORPORATION

                                       of

                         U-HAUL CO. OF KANSAS CITY, INC.

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Kansas.

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF KANSAS CITY, INC.

                                   ARTICLE II

         The period of duration of the corporation is 100 years.

                                  ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Kansas upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Kansas.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are two thousand five hundred (2,500) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Twenty Five Thousand ($25,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration

Page one of three pages
of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its registered office shall be c/o The Corporation Company, Inc., First National Bank Building, Topeka, Kansas, and the name of the resident agent at said address is The Corporation Company, Inc..

                                   ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

             Douglas W. Ledbetter     401 South 42nd Street
                                      Kansas City, Kansas      66106

             Donald L. Stubbs         401 South 42nd Street
                                      Kansas City, Kansas      66106

             Richard D. Ludlow        401 South 42nd Street
                                      Kansas City, Kansas      66106

                                  ARTICLE VIII

         The name and address of each incorporator is as follows:

             David L. Helsten         2727 North Central Avenue
                                      Phoenix, Arizona  85004

             Richard Rink             2727 North Central Avenue
                                      Phoenix, Arizona  85004

             Arthur G. Seifert        2727 North Central Avenue
                                      Phoenix, Arizona  85004

         IN WITNESS WHEREOF, we have hereunto set our hand and seal this 12th day of February, 1970.

                                        /s/ David L. Helsten
                                        --------------------------
                                            David L. Helsten

                                        /s/ Richard Rink
                                        --------------------------
                                            Richard Rink

                                        /s/ Arthur G. Seifert
                                        --------------------------
                                            Arthur G. Seifert

Page two of three pages

STATE OF ARIZONA     )
                     )ss:
COUNTY OF MARICOPA   )

         On this 12th Day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, Richard Rink and Arthur
G. Seifert, known to me to be the persons named in and who executed the foregoing instrument, and who acknowledged that they had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 12th day of February, 1970.

                                        Helen H. Delamater
                                        --------------------------
                                        Helen H. Delamater
                                        Notary Public for the State of Arizona
                                        Residing at Tempe, Arizona
                                        My Commission expires August 13, 1972

         (NOTARIAL SEAL)

Pages three of three pages

Topeka, Kansas               .                                 February 16, 1970
                                                               -----------------
                                                                      Date

                          OFFICE OF SECRETARY OF STATE

RECEIVED OF U-HAUL OF KANSAS CITY, INC.

and deposited in the state Treasury, fees on these Articles of Incorporation as follows:

Application Fee ........................  $ 25.00
                                          -------
Filing and Recording Fee ...............  $  2.50

Capitalization Fee .....................  $ 25.00
                                          -------

                                          /s/ [ILLEGIBLE]
                                          ------------------------
                                          Secretary of State

By: /s/ [ILLEGIBLE]
    ----------------------------
    Assistant Secretary of State

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Kansas

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL Co., INC., a corporation organized and existing under the laws of the State of Kansas.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

                            U-HAUL CO. OF KANSAS CITY

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 26 day of January, 1970.

                                        U-HAUL CO., INC

                  (SEAL)

                                        By: /s/ Theodore R. Fore
                                            -------------------------------
                                            Theodore R. Fore      President

By: /s/ Winifred F. Shop
    -----------------------------
    Winifred F. Shop   Secretary

STATE OF Kansas      )
                     ) ss.
COUNTY OF Wyandotte  )

         Before me, a Notary Public, personally appeared Theodore R. Fore & Winifred F. Shop known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 26 day of January, 1970.

                                          /s/ [ILLEGIBLE]
                                          -------------------------------
                                                            Notary Public

                                          My Commission Expires Sept. 17, 1972

                  (SEAL)

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                        U-HAUL CO. OF KANSAS CITY, INC.

STATE OF KANSAS       )
                      )ss.
COUNTY OF WYANDOTTE   )

         Douglas W. Ledbetter and Mary R. Ledbetter being first duly sworn upon their oath depose and say:

         1. That they are the President and the Secretary respectively of U-HAUL, CO. OF KANSAS CITY, INC.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Kansas City, Kansas on August 12, 1970, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of
                           Incorporation be amended to read as follows:

                           The name of this corporation is AMERCO MARKETING CO. OF KANSAS CITY, INC.."

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Kansas City, Kansas on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                                 /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                           President

ATTEST:

        /s/ [ILLEGIBLE]
        --------------------------
                Secretary

Page One of Two Pages

STATE OF KANSAS        )
                       )  ss.
COUNTY OF WYANDOTTE    )

         On this 14th day of August, 1970, before me a Notary Public, personally appeared Douglas W. Ledbetter and Mary R. Ledbetter known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the sane as their free act for the purpose therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                 /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                          Notary Public

                        My commission expires My Commission Expires MAY 16, 1974

(NOTARIAL SEAL)

Page Two of Two Pages

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., INC., a corporation organized and existing under the laws of the State of Kansas.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

                   AMERCO MARKETING CO. OF KANSAS CITY, INC.

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                        U-HAUL CO. OF KANSAS CITY, INC.

         In Witness Whereof, this corporation has caused this consent to be executed this 28th day of February, 1973.

                                      U-HAUL CO. INC., a Kansas corporation

                                      By: /s/ Arthur G. Seifert
                                          --------------------------------------
                                          Arthur G. Seifert Assistant Secretary

STATE OF ARIZONA      )
                      ) ss.
COUNTY OF MARICOPA    )

         Before me, a Notary Public, personally appeared Arthur G. Seifert, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 28th day of February, 1973.

                  (SEAL)

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Notary Public    -    State of Arizona

                                           My commission expires August 13, 1976

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Kansas

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is AMERCO, a corporation organized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

                    AMERCO MARKETING CO. OF KANSAS CITY, INC.

         In Witness Whereof, this corporation has caused this consent to be executed this 12 day of August, 1970.

                                          AMERCO, an Arizona corporation

                                        BY: /s/ L. S. Shoen
                                            ------------------------------------
                                                   L. S. Shoen - President

STATE OF ARIZONA      )
                      ) ss.
COUNTY OF MARICOPA    )

         Before me, a Notary Public, personally appeared L. S. Shoen known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of August, 1970.

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                         Notary Public

                                            My Commission Expires Aug. 13, 1972.

                                 State of Kansas
                               Secretary of State
                           State House - Topeka 66612

Date: September 18, 1970

Received of  AMERCO MARKETING CO. OF KANSAS CITY, INC.

Two and 50/100                                                          Dollars,

fee for filing the within amendment.

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                Secretary of State

By /s/ [ILLEGIBLE]
   -------------------------------------
       Assistant Secretary of State

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                                       OF

                   AMERCO MARKETING CO. OF KANSAS CITY, INC.

County of STATE OF KANSAS,     )ss.

         We, Douglas W. Ledbetter, President, and Mary Ruth Ledbetter, Secretary of AMERCO MARKETING CO. OF KANSAS CITY, INC., a corporation organized and existing under the laws of the State of Kansas, and whose registered office is

The Corporation Company, Inc., First National Bank Bldg., Topeka, Kansas, Shawnee
_________________________________________________________________________________
     (Street and Number)            (Town or City)               (County)

                                          special
Kansas, do hereby certify that at the___________________  meeting of the Board
                                     (Regular or Special)
of Directors of said corporation held on the 21st day of February, 1973, said board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declared its advisability, to wit:

                                    ARTICLE I

         THE NAME OF THE CORPORATION IS U-HAUL CO. OF KANSAS CITY, INC.

         That thereafter, pursuant to said resolution and in accordance with the by-laws and the laws of the State of Kansas, said directors called a meeting of stockholders for the consideration of said amendment, and thereafter, pursuant to said notice and in accordance with the statutes of the State of Kansas, on the 21st day of February, 1973, said stockholders met and convened and considered said proposed amendment.

         That at said meeting the stockholders entitled to vote did vote upon said amendment, and the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were
       500 Common Stock
_________________________________shares in favour of the proposed amendment and
     (By class of classes)
        NONE
__________________________________shares against the amendment.
     (By class or classes)

         That said amendment was duly adopted in accordance with the provisions of Chapter 52, 1972 Session Laws.

         That the capital of said corporation will not be reduced under or by reason of said amendment.

                                    IN WITNESS WHEREOF we have hereunto set our hands and affixed the seal of said corporation this 3 day of March, 1973

                                            /s/ Douglas W. Ledbetter
                                            ____________________________________
                                                Douglas W. Ledbetter President

                                            /s/ Mary Ruth Ledbetter
                                            ____________________________________
                                                Mary Ruth Ledbetter Secretary

STATE OF KANSAS,            )
                            ) ss.
County of Wyandotte         )

         Be it remembered, that before me [ILLEGIBLE] a Notary Public in and for the County and State aforesaid, came Douglas W. Ledbetter President, and Mary Ruth Ledbetter Secretary, of AMERCO MARKETING CO. OF KANSAS CITY, INC. a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary respectively, and duly acknowledged the execution of the same this 5th day of March, 1973.

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                                  Notary Public.

         My commission expires [ILLEGIBLE], 19 [ILLEGIBLE]

Submit to the office in duplicate.
A fee of $20.00 must accompany this form.

                                  [ILLEGIBLE]

                               AGREEMENT OF MERGER

         THIS AGREEMENT OF MERGER dated this 12th day of September, 1975, made by and between U-Haul Co. of Kansas, Inc., a Kansas corporation, Absorbed, and U-Haul Co. of Kansas City, Inc., a Kansas corporation, Surviving Corporation and together with Absorbed referred to as Constituent Corporations, hereby WITNESSETH THAT:

WHEREAS:

         The respective Boards of Directors and the sole shareholder of the Constituent Corporations have determined it is advisable that Absorbed be merged into Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the State of Kansas which permit such a merger:

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         1. All issued and outstanding shares of stock of Absorbed shall be cancelled.

         2. On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       II

         The Surviving Corporation shall pay all expenses of accomplishing the merger.

                                      III

         If the Surviving Corporation shall consider or be advised that any assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in the Surviving Corporation the title to any property or rights of Absorbed, or to otherwise carry out the provisions hereof, the proper officers and directors of Absorbed as of the effective date of the merger shall execute and deliver any assignments and assurances in law and do all things necessary or proper to vest or perfect such rights in the Surviving Corporation and otherwise to carry out the provisions hereof.

                                       IV

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation until altered or amended following the effective date of the merger.

                                        V

         Each of the Constituent Corporations shall take or cause to be taken all action or all things necessary, proper or advisable under the laws of the State of Kansas to consummate and make effective the merger subject, however, to the consent of their sole stockholder, and the directors of each Constituent Corporation are authorized and directed to perform all actions required for accomplishing and filing this Agreement of Merger.

         IS WITNESS WHEREOF the corporate parties hereto certify as to the shareholder vote by the Certificate of Corporate Resolution which is attached hereto and by reference incorporated herein, and pursuant to authority given by their respective Boards of Directors and sole shareholder, hereby enter into this Agreement of Merger, executed and sealed this 3rd day of October, 1975.

                           Absorbed Corporation: U-Haul Co. of Kansas, Inc.,
                                                 a Kansas corporation

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            President

         (CORPORATE SEAL)

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            Secretary

                         Surviving Corporation: U-Haul Co. of Kansas City, Inc.,
                                                a Kansas Corporation

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            President

         (CORPORATE SEAL)

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            Secretary

                       CERTIFICATE OF CORPORATE RESOLUTION

         I, John A. Lorentz, do hereby certify that I am the duly elected and acting Secretary of AMERCO, a Nevada corporation, and that the following is a true and accurate copy of the resolutions adopted by the Board of Directors at a meeting duly called and held on the 12th day of September, 1975, as the same appears on the books and records of this corporation:

                  RESOLVED: That this corporation, being the sole owner of all of the outstanding stock of U-Haul Co. of Kansas, Inc. and U-Haul Co. of Kansas City, Inc., both Kansas corporations, hereby authorizes and directs that the respective Boards of Directors of said corporations proceed with such actions as will accomplish the merger of said corporations, with U-Haul Co. of Kansas City, Inc. being the survivor corporation, and be it further

                  RESOLVED: That the Secretary of this corporation be and hereby is directed to execute a Certificate of Corporate Resolution to be submitted to the Office of the Secretary of State of Kansas, attesting to the aforesaid Resolution and certifying that this corporation does hereby vote all of the outstanding stock of said corporation in favor of such merger.

         In Witness Whereof, I have set my hand and affixed the seal of this corporation this 12th day of September, 1975.

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                          Secretary

         (CORPORATE SEAL)

State of Kansas        )
                       ) ss.
County of Wyandotte    )

         On this the 3rd day of October, 1975, before me, the undersigned Notary Public, appeared [ILLEGIBLE] and Patricia Rawlings who, being duly sworn, did say that they are the President and the Secretary respectively of U-Haul Co. of Kansas City, Inc., a Kansas corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that the seal is the corporate seal of the said corporation, that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purposes therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                       Notary Public
My commission
expires: January 5, [ILLEGIBLE]

         (NOTARIAL SEAL)

State of Kansas      )
                     ) ss.
County of Wyandotte  )

         On this the 3rd day of October, 1975 before me, the undersigned Notary Public, appeared [ILLEGIBLE] and [ILLEGIBLE] who, being duly sworn, did say that they are the President and the Secretary respectively of U-Haul Co. of Kansas, Inc., a Kansas corporation, that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, that the seal is the corporate seal of the said corporation, that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and its sole shareholder as the free act and deed of said corporation for the purposes therein stated; further, that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                       Notary Public

My Commission
Expires: January 5, 1978

(NOTARIAL SEAL)

                               CERTIFICATE OF VOTE

State of Kansas        )
                       ) ss.
County of Wyandotte    )

         I, Patricia Rawlings, Secretary of U-Haul Co. of Kansas City, Inc., a Kansas corporation, do hereby certify that on the 12th day of September, 1975 at a special meeting of the sole shareholder of said corporation, held at 9:00 a.m. at 2727 N. Central Avenue, Phoenix, Arizona, the vote for this Agreement of Merger between this corporation and U-Haul Co. of Kansas, Inc. was as follows:

         Number of shares outstanding and entitled to vote        - 500

         Number of shares voted for said Agreement of Merger      - 500

         Number of shares voted against said Agreement of Merger  - - 0-

                                            /s/ Patricia Rawligns
                                            ------------------------------------
                                            [ILLEGIBLE] Secretary

         Subscribed and sworn to before me this 30th day of October, 1975.

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                       Notary Public

My Commission
Expires January 5, 1978

                            CERTIFICATE OF VOTE

State of Kansas       )
                      ) ss.
County of Wyandotte   )

         I, Patricia Rawlings ass't, Secretary of U-Haul Co. of Kansas Inc., a Kansas corporation, do hereby certify that on the 12th day of September, 1975 at a special meeting of the sole shareholder of said corporation, held at 9:00 a.m. at 2727 N. Central Avenue, Phoenix, Arizona, the vote for this Agreement of Merger between this corporation and U-Haul Co. of Kansas City, Inc. was as follows:

         Number of Shares outstanding and entitled to vote        - 500

         Number of shares voted for said Agreement of Merger      - 500

         Number of shares voted against said Agreement of Merger  - -0-

                                            /s/ Patricia Rawlings
                                            ------------------------------------
                                            Assistant Secretary

         Subscribed and sworn to before me this 30th day of October, 1975.

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                                       Notary Public

My Commission
Expires January 5, 1978

                       PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 28th day of April, 1989, entered into by U-Haul Co. of Kansas City, Inc., the surviving corporation and Kansas City Rental Equipment Repair Shop, Inc., the Absorbed Corporation, both corporations of the State of Kansas and together referred to as the Constituent Corporations hereby witnesseth that :

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the States of Kansas, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 5200 state Ave., Kansas City, KS 66102.

                                       III

         The provisions for handling the shares of stock of the constituent corporations are as follows:

                  (1) All issued and outstanding shares of stock of the constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the surviving corporation shall be deemed for all corporate [ILLEGIBLE] to evidence the ownership of the constituent corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for the against such PLAN/AGREEMENT/ARTICLES OF MERGER to each corporation was as follows:

                                    NUMBER OF
                       NUMBER OF     SHARES    NUMBER   NUMBER
      COMPANY           SHARES      ENTITLED   VOTED     VOTED
       NAME           OUTSTANDING    TO VOTE    FOR     AGAINST
---------------------------------------------------------------
Kansas, City Rental,       11,700      11,700  11,700         0
Equipment Repair
Shop, Inc.

U-Haul Co, of                 500         500     500         0
Kansas City, Inc.

                                        V

         The constituent corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the state of Kansas, to consummate and make effective this merger, subject, however to be appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Kansas.

                                       VI

         The Surviving Corporation hereby irrevocable appoints. The Corporation Company, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

         Surviving Corporation: U-HAUL CO. OF KANSAS CITY,
                                INC.
                                A Kansas corporation

                                        By: /s/ Aubrey E. Rawlings
                                            ------------------------------------
                                            Aubrey E. Rawlings, President

By : /s/ Patricia S. Rawlings
     -----------------------------------
     Patricia S. Rawlings, Secretary

                           Absorbed Corporation: Kansas City Rental Equipment
                                                 Repair Shop, Inc.
                                                 A Kansas Corporation

                                        By: /s/ John M. Dodds
                                            ------------------------------------
                                            John M. Dodds, President

By: /s/ John A. Lorentz
    ------------------------------------
    John A. Lorentz, Secretary

STATE OF Kansas
COUNTY OF Wyandotte

         On this 19 day of May, 1989, before me, the undersigned Notary Public, personally appeared Aubrey E. Rawlings, President and Patricia Rawlings, Secretary of U-Haul Co. of Kansas City, Inc., a Kansas corporation, that they are the individuals who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

          (NOTARY SEAL)

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            NOTARY PUBLIC

STATE OF ARIZONA
COUNTRY OF MARICOPA

         On this 30th day of May, 1989, before me, the undersigned Notary Public, personally appeared John M. Dodds, President and John A. Lorentz, Secretary of Kansas City Rental Equipment Repair Shop, Inc. a Kansas corporation, that they are the individuals who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                            /s/[ILLEGIBLE]
                                            ------------------------------------
                                            NOTARY PUBLIC

(NOTARY SEAL)

                                          My Commission Expires May 22, 1991

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                         U-HAUL CO OF KANSAS CITY, INC.

                                       AND

                 KANSAS CITY RENTAL EQUIPMENT REPAIR SHOP, INC.

                            BOTH KANSAS CORPORATIONS

                                                   April 28, 1989

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Kansas City, Inc., Kansas City Rental Equipment Repair Shop, Inc., does hereby approve and adopt the Plan of Merger between said corporations, whereby Kansas City Rental Equipment Repair Shop, Inc., shall be absorbed into U-Haul Co. of Kansas City, Inc., the surviving corporation, all in accordance with the Plan of Merger, and be it further

         RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

         BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the consent of the sole shareholder of the Plan of Merger, or within the Articles of Merger.

                                        AMERCO, a Nevada corporation

                                        By: /s/John M. Dodds
                                            ------------------------------------
                                            John M. Dodds

                        UNANIMOUS CONSENT OF THE MEMBERS

                          OF THE BOARD OF DIRECTORS OF

                            U-HAUL CO. OF KANSAS CITY

                              A KANSAS CORPORATION

                                                    April 2, 1989

         The undersigned, constituting all the members of the Board of Directors of U-Haul Co. of Kansas City, Inc., a Kansas corporation, hereby consent to and adopt the following resolutions:

         RESOLVED: That this corporation does hereby agree to and approve the Plan of Merger between this corporation and Kansas City Rental Equipment Repair Shop, Inc., whereby this corporation shall be the surviving corporation, all in accordance with the copy of the Plan of Merger attached hereto, and be it further

         RESOLVED: That the President and Secretary of this corporation be and they hereby are authorized and directed to executed on behalf of this corporation said Plan of Merger and to do all and everything necessary to complete said merger, and

         RESOLVED: That said Plan be submitted to the sole shareholder of this corporation for the purpose of considering the approval of said Plan.

                                            /s/ Aubrey E. Rawlings
                                            ------------------------------------
                                            Aubrey E. Rawlings, Director

                                            /s/ Jerry Malerich
                                            ------------------------------------
                                            Jerry Malerich, Director

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            Doug [ILLEGIBLE], Director

                        UNANIMOUS CONSENT OF THE MEMBERS

                          OF THE BOARD OF DIRECTORS OF

                 KANSAS CITY RENTAL EQUIPMENT REPAIR SHOP, INC.

                              A KANSAS CORPORATION

                                                                  April 28, 1989

         The undersigned, constituting all the members of the Board of Directors of Kansas City Rental Equipment Repair Shop, Inc., a Kansas corporation, hereby consents to and adopts the following resolutions:

         RESOLVED: That Kansas City Rental Equipment Repair Shop, Inc. does hereby agree to and approve the Plan of Merger between this corporation and U-Haul of Kansas City, Inc., whereby this corporation shall be absorbed into U-Haul Co. of Kansas City, Inc., all in accordance with the copy of the Plan of Mergar attached hereto, and be it further

         RESOLVED: That the President and Secretary of this corporation be and they hereby are authorized and directed to execute on behalf of this corporation said Plan of Merger and to do all and everything necessary to complete said merger, and be it further

         RESOLVED: That said Plan be submitted to the sole Shareholder of this corporation for the purpose of considering the approval of said Plan.

                                           /s/ John M. Dodds
                                           -------------------------------------
                                           John M. Dodds, Director

                                           /s/ John A. Lorentz
                                           -------------------------------------
                                           John A. Lorentz, Director

                                           /s/ George R. Olds
                                           -------------------------------------
                                           George R. Olds, Director

                         MINUTES OF A SPECIAL MEETING OF
                            THE BOARD OF DIRECTORS OF
                         U-HAUL CO. OF KANSAS CITY, INC.
                              A KANSAS CORPORATION

                                                                  April 28, 1989

         On the above date there was held a special meeting of the Board of Directors of U-Haul Co. of Kansas City, Inc. a Kansas corporation, at its office in Kansas.

         Aubrey E. Rawlings acted as Chairman and Patricia S. Rawlings acted as Secretary. Roll call was taken and a quorum being found to be present, the meeting was called to order.

         The Chairman announced that the purpose of the meeting was to vote upon the proposed merger and absorption of another corporation into this corporation.

         Upon motion duly made and seconded, the following resolutions were adopted.

         RESOLVED: That this corporation does hereby agree to and approve the Plan of Merger between this corporation and Kansas City Rental Equipment Repair Shop, Inc., a Kansas corporation, whereby this corporation shall be the surviving corporation, all in accordance with the copy of the Plan of Merger attached hereto, and be it further

         RESOLVED: That the President and Secretary of this corporation be and they hereby are authorized and directed to execute on behalf of this corporation said Plan of Merger and to do all and everything necessary to complete said merger, and

         BE IT FURTHER RESOLVED: That said Plan be submitted to the sole shareholder of this corporation for the purpose of considering the approval of said Plan.

         There being no further business to come before the meeting, it was, upon motion duly made and seconded, adjourned.

                                            /s/ Patricia S. Rawlings
                                            ------------------------------------
                                            Patricia S. Rawlings, Secretary

                         MINUTES OF A SPECIAL MEETING OF
                            THE BOARD OF DIRECTORS OF
                 KANSAS CITY RENTAL EQUIPMENT REPAIR SHOP, INC.
                              A KANSAS CORPORATION

                                                                  April 28, 1989

         On the above date there was held a special meeting of the Board of Directors of Kansas City Rental Equipment Repair Shop, Inc., a Kansas corporation, at its office in Kansas.

         John M. Dodds acted as Chairman and John A. Lorentz acted as Secretary. Roll call was taken and a quorum being found to be present, the meeting was called to order.

         The Chairman announced that the purpose of the meeting was to vote upon the proposed merger of this corporation.

         Upon motion duly made and seconded, the following resolutions were unanimously adopted.

         RESOLVED: That Kansas City Rental Equipment Repair Shop, Inc., a Kansas corporation, does hereby agree to and approve the Plan of Merger between this corporation and U-Haul Co. of Kansas City, Inc., whereby this corporation shall be absorbed into U-Haul Co. of Kansas City, Inc., all in accordance with the copy of the plan of Merger attached hereto, and be it further.

         RESOLVED: That the President and Secretary of this Corporation be and they hereby are authorized and directed to execute on behalf of this corporation said plan of Merger and to do all and everything necessary to complete said merger, and be it further.

         RESOLVED: That said plan be submitted to the sole shareholder of this corporation for the purpose of considering the approval of said plan.

         There being no further business to come before the meeting, it was upon motion duly made and seconded, adjourned.

                                                 /s/ John A. Lorentz
                                                 -------------------------------
                                                 John A. Lorentz, Secretary

             CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF

                         U-HAUL CO. OF KANSAS CITY, INC.

                             (Name of Corporation)

         We,   John A. Lorentz                    President, [ILLEGIBLE]
             -----------------------------------
                       [ILLEGIBLE]
               Gary V. Klinefelter                Secretary, [ILLEGIBLE] of
             -----------------------------------,
                       [ILLEGIBLE]
                            U-Hall Co. of Kansas City, Inc.
             ------------------------------------------------------------------
                                     [ILLEGIBLE]
a Corporation organized and existing under the laws of the State of Kansas, and whose [ILLEGIBLE] officer is at

               515 So. KANSAS AVENUE
           -------------------------------------------------------------
                             [ILLEGIBLE]
               TOPEKA        Country of              Shawnee
          ----------------,               ---------------------------  --------
               (City)                                (Country)        (Zip Code)
Kansas, do hereby certify that at the Special meeting of the Board of Directors
-------------------------------------------------------------------------------
                                 [ILLEGIBLE]
of said corporation held on the 26th day of October 1990, said board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                                   ARTICLE I

         That the name of the corporation is:

         U-Haul Co. of Kansas, Inc.

         We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas on the 26th day of October, 1990, said stockholders convened and considered the proposed amendment.

         We further certify that at said meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment, and that the votes were 500 shares in favor of the proposed amendment and - 0 - shares against the
     ---                                               -----
     [ILLEGIBLE]                                       [ILLEGIBLE]
amendment.

         We further certify that the amendment was duly adopted in accordance with the provision of K.S.A. 17-6602, as amended.

         We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF we have hereunto set our hands and affixed the seal of said corporation this 26th day of October 1990.

    [SEAL]                                   /s/ John A. Lorentz
                                             -----------------------------------
                                             John A. Lorentz, President

                                             /s/ Gary V. Klinefelter
                                             -----------------------------------
                                             Gary V. Klinefelter, Secretary
                                             (over)

         County of [ILLEGIBLE]

         Be it remembered that before me a Notary Public and for the aforesaid county and [ILLEGIBLE] personally appeared: John A. Lorentz, President, and Gary
V. Klinefelter, Secretary, U-Haul Co. of Kansas City, Inc., a corporation, who
                        --------------------------------
                                 [ILLEGIBLE]
are known to me to be the same persons who executed the foregoing Certificate of Amendment of Articles of Incorporation, and duly acknowledged the execution of the same this 26th day of October, 1990

                                           /s/ [ILLEGIBLE]
                                           -------------------
                                                 Notary Public

         My appointment [ILLEGIBLE] [ILLEGIBLE] 19____

             THIS FORM MUST BE SUBMITTED TO THIS OFFICE IN DUPLICATE.

               THE FILING FEE OF [ILLEGIBLE]20 MUST ACCOMPANY THIS DOCUMENT.

MAIL THIS DOCUMENT, WITH FEE, TO:
Secretary of State
Capitol, 2nd Floor
Topeka, KS 66612